SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2010
SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)
State of Incorporation: Minnesota
Commission File No.: 0-13907
I.R.S. Employer Identification No.: 41-1526554
Address of principal executive offices:
2575 University Ave. W.
St. Paul, Minnesota 55114
Telephone Number: (651) 796-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On December 1, 2010, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings for the three and twelve months ended October 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Synovis will also publish the press release, including the supplemental information contained therein, on its website at www.synovislife.com.
The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Synovis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
          (99.1) Synovis Life Technologies, Inc. News Release dated December 1, 2010.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: December 1, 2010	By:	/s/ Brett Reynolds
Brett Reynolds
Vice-President of Finance, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99.1)	Synovis Life Technologies, Inc. News Release dated December 1, 2010	Filed herewith electronically.